Interim Data Update of LX2006 for the Treatment of Friedreich Ataxia Cardiomyopathy April 7, 2025 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, statements regarding Lexeo’s expectations and plans regarding its current product candidates and programs, including statements regarding the timing, progress and results of preclinical and clinical trials of Lexeo’s gene therapy product candidates, the anticipated benefits of its current product candidates, the timing and likelihood of regulatory approval, and expected cash runway. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Lexeo believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements. These forward-looking statements are based upon current information available to the company as well as certain estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Lexeo’s filings with the SEC), many of which are beyond the company’s control and subject to change. Actual results could be materially different from those indicated by such forward looking statements as a result of many factors, including but not limited to: risks and uncertainties related to expectations regarding the initiation, progress, and expected results of Lexeo’s preclinical studies, clinical trials and research and development programs; the unpredictable relationship between preclinical study results and clinical study results; delays in submission of regulatory filings or failure to receive regulatory approval; liquidity and capital resources; and other risks and uncertainties identified in Lexeo’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 24, 2025, and subsequent future filings Lexeo may make with the SEC. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Lexeo claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Lexeo expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Diagnosis, Management and Treatment for FA Cardiomyopathy is Critical

Symptom Onset

Early signs often associated with the onset of ataxia

~5% of young children present with cardiac symptoms years before ataxia[2]

Journey to Diagnosis

Journey to diagnosis with genetic test can take years

Guidelines recommend an EKG and ECHO at diagnosis and annually [5]

Cardiac Dysfunction

Almost all individuals with FA will develop cardiomyopathy or cardiac dysfunction during their lifetime [1]

Life Expectancy

Cardiac dysfunction is the leading cause of death for those with FA, often occurring by mid-30s[3][4]

Individuals with FA Typically Present with Cardiac Symptoms in Adolescence, and Face an Average Life Expectancy of 35-40 Years

Ron and his son, Keith, who passed from FA cardiomyopathy at age 24



"There are no approved treatments for the cardiomyopathy of FA. Time is of the essence."
– Ron Bartek, Co-Founder of FARA

FARA Friedrich's Ataxia Research Alliance

(1) Regner S, et al. *American Journal of Cardiology*, 2012. (2) Norrish G., et al. Friedreich's ataxia-associated childhood hypertrophic cardiomyopathy: a national cohort study. *Archives of disease in childhood*, *107*(5), 450–455, 2022. (3) Subramoney S, et al. *MDA Clinical and Scientific Conference*, 2023. (4) Pousset, F. et al. *JAMA Neurol,* 2015;72(11):1334-1341. (5) Clinical Management Guidelines for Friedreich Ataxia. Chapter 4. The heart and cardiovascular system in Friedreich ataxia. 2022.

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Interim Results Support LX2006 as Potential First-in-Class Treatment for FA Cardiomyopathy; Expect to Initiate Registrational Study By End of 2025 or Early 2026

Robust Protein Expression	**Cohort 3 cardiac biopsies evaluated via LCMS demonstrated dose response relative to Cohorts 1-2 with increase of 115% on average from baseline frataxin expression (n=4)**
Durable Improvements in Key Cardiac Biomarkers	**Participants with abnormal LVMI at baseline achieved a mean reduction of 25% in LVMI at 12-month timepoint or sooner (n=6)** **Observed deepening of LVMI reduction over time, supported by improvements in lateral wall thickness and high sensitivity troponin** **Results to date demonstrate comprehensive improvements in cardiac health in biomarkers associated with mortality in Friedreich ataxia**
FDA Alignment	**FDA alignment on key elements of accelerated approval pathway: co-primary endpoints of 10% reduction in LVMI and any increase in frataxin expression above baseline**
Safety Profile	**Generally well-tolerated across 16 participants dosed to date, no signs of complement activation or over-expression observed in cardiac tissue**

LEXEO therapeutics

FA, Friedreich Ataxia; FXN, Frataxin; LVMI, Left Ventricular Mass Index; LCMS, Liquid Chromatography Mass Spectrometry.

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Cardiac Dysfunction is the Leading Cause of Death in Friedreich Ataxia

- FA is a **rare, devastating and progressive multi-system disorder** caused by loss of function mutations in the *FXN* gene (GAA repeat expansion)
- With a typical age of onset between 10 and 15 years, people with FA experience a combination of neurological and cardiac manifestations, with **80%+ developing cardiomyopathy**[(1)]
- Complications from FA-CM include blood clots or stroke, heart failure, and death from heart-related causes; **hypertrophy in childhood appears associated with a more severe phenotype** and earlier progression to end-stage disease[(2)]
- The only approved disease-specific treatment for FA demonstrated efficacy on neurological measures but was not evaluated for the treatment of cardiac dysfunction, **leaving significant unmet need within FA cardiomyopathy**

~5,000 individuals affected by FA in the U.S.[(3)]

~15,000 individuals affected by FA worldwide[(3)]

Cardiac dysfunction is the cause of death in **60-80%** of those with FA, often occurring by mid-30s[(4)(5)]

~40% of adults with FA have left ventricular hypertrophy as defined by abnormal LVMI[(5)(6)]

FA, Friedreich Ataxia; FXN, Frataxin; LVMI, Left Ventricular Mass Index.

(1) Regner S, et al. *American Journal of Cardiology*, 2012. (2) Norrish G., et al. Friedreich's ataxia-associated childhood hypertrophic cardiomyopathy: a national cohort study. *Archives of disease in childhood*, *107*(5), 450–455, 2022. (3) Friedreich's Ataxia Research Alliance, 2024. (4) Subramoney S, et al. *MDA Clinical and Scientific Conference*, 2023. (5) Pousset, F. et al. *JAMA Neurol,* 2015;72(11):1334-1341. (6) Clinical Management Guidelines for Friedreich Ataxia. Chapter 4. The heart and cardiovascular system in Friedreich ataxia. 2022.

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LX2006 Has the Potential to Treat the Root Cause of FA Cardiomyopathy: The Significant Decrease in Frataxin in the Heart



AAVrh10.hFXN
LX2006 Construct
CAG
FXN gene
Poly-A
Ubiquitous promoter
FXN cDNA (full length gene)
Rabbit β-globin polyA



FA Cardiomyopathy
FXN mutation
Mitochondria
FXN Deficiency
Cardiomyocyte
Iron cluster

FXN deficiency results in **mitochondrial dysfunction** and leads to **deficient energy production** in hypertrophic cardiomyocytes



LX2006 Mechanism
Mitochondria
Functional FXN
Cardiomyocyte
Frataxin with iron

Transfer of *FXN* gene to cardiomyocytes is intended to **increase frataxin levels** in the mitochondria and **improve cardiac muscle cell function**

AAV, Adeno-Associated Virus; CAG, Chicken Beta-Actin; cDNA, Copy DNA; FA, Friedreich Ataxia; FXN, Frataxin; Poly-A, Poly Adenosine.

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LX2006 is Being Evaluated in Parallel Lexeo-Sponsored SUNRISE-FA and Weill Cornell Investigator Initiated Trials

1 Study Design & Objective

Design:
52-week open-label study with a **4-year** long term follow up

Objective:
To assess the **safety** and **efficacy** of LX2006 in individuals with cardiomyopathy associated with Friedreich ataxia

Cohort 1
$1.8x10^{11}$ vg/kg

Cohort 2
$5.6x10^{11}$ vg/kg

Cohort 3
$1.2x10^{12}$ vg/kg

2 Key Inclusion Criteria

- Adults (18-50 years)
- Evidence of FA cardiomyopathy
- Neutralizing anti-AAVrh.10 titer cutoff

3 Key Measurements

- Cardiac Structure & Function (LVMI, hsTnI, other measures)
- Functional / Reported Outcomes (mFARS, KCCQ)
- FXN Protein Expression Assessed Only in SUNRISE-FA

SUNRISE-FA and Weill Cornell trials share a similar study design, enabling data from the two studies to be evaluated together

CPET, Cardiopulmonary Exercise Testing; hsTnI, High Sensitivity Troponin I; LVMI, Left Ventricular Mass Index.
Note: LX2006 is administered systemically; participants receive immune suppression with prednisone beginning on the day prior to treatment through 14 weeks following LX2006 administration.
Note: In April 2024, Lexeo announced a license agreement with Cornell University for intellectual property rights including current and future clinical data from the ongoing Weill Cornell Medicine investigator-initiated trial of AAVrh10.hFXN (LX2006). Lexeo-sponsored SUNRISE-FA trial and Weill Cornell Medicine investigator-initiated trial utilize identical drug product manufactured at Weill Cornell for these ongoing studies.

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Recent FDA Alignment Guides Future Pivotal Study Inclusion Criteria and Co-Primary Endpoints to Support Accelerated Approval

FDA Alignment		Pivotal Trial Design Elements and Interim Phase 1/2 Results
Proposed Pivotal Trial Inclusion Criteria		• Enrollment of adult participants with **abnormal LVMI at baseline** • Estimated that approximately 40% of adults with FA have abnormal LVMI • 6 participants with abnormal baseline LVMI currently enrolled in ongoing Phase 1/2 trials
Co-primary Registrational Endpoints	Target Reduction in LVMI	• Threshold of **10% reduction in LVMI** as measured by cardiac MRI at 12 months – Interim Phase 1/2 Results: participants with abnormal LVMI at baseline **achieved a mean reduction of 25% in LVMI** at 12 months or sooner visit (n=6)
	Target Increase in Frataxin Expression	*Newly Announced Regulatory Alignment* • **Any increase from baseline in frataxin protein expression** versus specific numerical threshold – Interim Phase 1/2 Results: all participants showed increase in frataxin from baseline (n=8), assessed via LCMS at 3 months post treatment – Lexeo expects to measure protein expression using liquid chromatography mass spectrometry (LCMS) assay in pivotal study

LVMI, Left Ventricular Mass Index; LCMS, Liquid chromatography mass spectrometry.
Note: Abnormal LVMI defined as values 2 standard deviations (SD) above mean for respective gender (from healthy volunteers) as referenced in Kawel-Boehm et al. *J Cardiovasc Magn Reson* (2020) 22:87.

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Baseline Characteristics Consistent with Cardiac Phenotype of FA

Participant Characteristic	Cohort 1 ($1.8x10^{11}$ vg/kg)						Cohort 2 ($5.6x10^{11}$ vg/kg)						Cohort 3 ($1.2x10^{12}$ vg/kg)			
	Participant #						Participant #						Participant #			
	#1	#2	#3	#4	#5	#6	#7	#8	#9	#10	#11	#13	#12	#14	#15	#16
Gender	F	M	F	F	M	M	F	M	F	F	F	F	M	F	M	F
LVMI, g/m²	81	109	53	65	60	86	63	74	57	66	100	110	85	49	72	56
LWT, mm	12	11	8	11	9	9	9	10	7	10	9	13	8	6	7	7
Hs Troponin I, pg/ml	224	148	108	2023	5	22	38	376	820	650	115	2518	25	11	11	42
Follow-up, months	24	24	21	18	18	24	6[2]	6	18	12	9	6	6	<6	<6	<6
Cardiac Biopsy	✗	✗	✗	✗	✗	✓	✗	✗	✓	✓	✓	✗	✓	✓	✓	✓

Abnormal[1] | High-normal[1] | Normal[1]

- 6 of 16 participants dosed to date have abnormal LVMI at baseline; key inclusion criteria for future pivotal study
- Safety data summarized for all 16 participants dosed to date; efficacy data inclusive of 12[2] participants with ≥ 6 months of follow-up

(1) For cardiac imaging, abnormal defined as values 2 standard deviations (SD) above mean and high-normal defined as values 1SD above mean for respective gender (from healthy volunteers) as referenced in Kawel-Boehm et al. *J Cardiovasc Magn Reson* (2020) 22:87 and for hs-troponin I abnormal defined as 99th percentile and high-normal defined as level above the threshold to detect individuals at risk of future CV events as referenced in Zeller at al. *European Heart Journal* (2014) 35, 271–281. Normal LVMI range for males: 39-85 g/m² and normal LVMI range for females: 30-68 g/m².

(2) Remote 6-month visit, MRI not conducted.

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Treatment with LX2006 Has Been Generally Well Tolerated to Date No signs of complement activation or other immunogenicity No signs of frataxin over-expression observed in cardiac tissue No participants discontinued from either study One previously disclosed, possibly treatment-related Grade 2 event of asymptomatic myocarditis observed one year after dosing

Increased Frataxin Expression Across All Participants Evaluated at 3-Months Post Treatment Utilizing LCMS

Post-Treatment FXN Levels Increased in All Participants – Measured by LCMS



Previously Reported
Cohort 3: New Data
Cohort
Avg. Inc. (%)
C1 (n=1)
29%
C2 (n=3)
69%
C3 (n=4)
115%
300%
200%
100%
0%
% Increase FXN from Baseline
29%
187%
22%
35%
23%
120%
151%
198%
Cohort 1 (n=1)
Cohort 2 (n=3)
Cohort 3 (n=4)
Participant #6
Participant #9
Participant #10
Participant #11
Participant #12
Participant #14
Participant #15
Participant #16
ng/mg total protein:
+0.22
+1.81
+0.40
+0.29
+0.11
+0.91
+0.53
+0.60

- ✓ All participants show increase in frataxin expression vs. baseline
- ✓ Meeting FDA threshold for detecting any increase in frataxin expression
- ✓ Four biopsies from higher dose Cohort 3 show dose-responsive increases relative to Cohorts 1-2

FXN, Frataxin; LCMS, Liquid chromatography mass spectrometry.
Research use only, assay validation in progress for registrational study.

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Participants with Abnormal LVMI at Baseline: Improvements in Key Clinical Parameters at Latest Visit, Latest Visit Average Reduction of 27%

Future pivotal trial will only enroll people with abnormal(1) LVMI at baseline

Cohort	Participant # | LVMI(1) at Baseline	Latest Visit (months)	Δ LVMI (g/m^2) Baseline → LV	Δ LWT (cm) Baseline → LV	Δ Hs-TNI (pg/ml) Baseline → LV
Cohort 1 (1.8E11 vg/kg)	Participant #1 (F)	**24**	**-17.3%** 81 → 67	**-16.7%** 1.2 → 1.0	**-26.8%** 224 → 164
	Participant #2 (M)	**24**	**-25.7%** 109 → 81	**-9.1%** 1.1 → 1.0	**-40.5%** 148 → 88
	Participant #6 (M)	**24**	**-2.3%** 86 → 84	**-2.4%** 0.9 → 0.8	**-50.0%** 22 → 11
Cohort 2 (5.6E11 vg/kg)	Participant #11 (F)	**9**	**-30.2%** 100 → 70	**-30.0%** 0.9 → 0.6	**-88.7%** 115 → 13
	Participant #13 (F)	**6**	**-60.9%** 110 → 43	**-23.1%** 1.3→1.0	**-88.3%** 2518 → 294
Cohort 3 (1.2E12 vg/kg)	Participant #12 (M)	**6**	**-12.1%** 85 → 74	**-13.1%** 0.8 → 0.7	**-72.0%** 25 → 7

5 of 6 participants achieve FDA aligned threshold of ≥10% LVMI reduction

Improved | Stabilized | Worsened

Note: Normal LVMI range for males: 39-85 g/m^2 and normal LVMI range for females: 30-68 g/m^2.

(1) For cardiac imaging, abnormal defined as values 2 standard deviations (SD) above mean and high-normal defined as values 1SD above mean for respective gender (from healthy volunteers) as referenced in Kawel-Boehm et al. *J Cardiovasc Magn Reson* (2020) 22:87.

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Participants with Abnormal LVMI at Baseline: 5 of 6 Achieve >10% Reduction in LVMI by 12-Month or Sooner Visit with Trend of Deepening Improvement Over Time

Change in LVMI (%) for Participants with Abnormal LVMI at Baseline



LVMI % Change
–
(10%)
(20%)
(30%)
(40%)
(50%)
(60%)
(70%)
BL
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
21 Mo
24 Mo
86→81
85→74
109→95
81→66
100→70
110→43
Registrational Co-Primary Endpoint
Cohort 1 (n=3)
Cohort 2 (n=2)
Cohort 3 (n=1)

Note: Participant had less elevated LVMI baseline

Mean LVMI Change	
Participants at 12-mo visit *Cohort 1 only (n=3)*	**-12%**
Participants at 12-mo visit or less *All cohorts (n=6)*	**-25%**

- ✓ 5 of 6 participants reach normal LVMI range at last follow up
- ✓ Majority of participants reach 10% LVMI reduction before 12 months (threshold for co-primary endpoint in registrational study)
- ✓ Low dose responders maintain LVMI response out to 24 months

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Participants with Abnormal LVMI at Baseline: LVMI Reductions Supported by Improvements in Lateral Wall Thickness and High-Sensitivity Troponin I Change from Baseline (mm) Note: Participant 7 remote 6-month follow-up, biomarkers unavailable. Change in LWT for Participants with Abnormal LVMI at Baseline Change in Hs-TnI for Participants with Abnormal LVMI at Baseline Change from Baseline (%) Cohort 1 (n=3) Cohort 2 (n=2) Cohort 3 (n=1)

Participants with Normal LVMI at Baseline Showed Improvement or Stabilization in Key Clinical Parameters at Latest Visit

Participants with Normal LVMI at baseline with ≥6 months of follow-up

Cohort	Participant # | LVMI[1] at Baseline	Latest Visit (months)	Δ LVMI (g/m^2) Baseline → LV	Δ LWT (cm) Baseline → LV	Δ Hs-TNI (pg/ml) Baseline → LV
Cohort 1 (1.8E11 vg/kg)	Participant #3 (F) *Normal*	**21**	**-9.4%** 53 → 48	**+12.5%** 0.8 → 0.9	**-34.3%** 108 → 71
	Participant #4 (F) *High normal*	**18**	**-9.2%** 65 → 59	**-9.1%** 1.1 → 1.0	**-46.5%** 2023 → 1083
	Participant #5 (M) *Normal*	**18**	**+5.0%** 60 → 63	**-11.1%** 0.9 → 0.8	**-57.1%** 7 → 3
Cohort 2 (5.6E11 vg/kg)	Participant #8 (M) *High normal*	**6**	**-9.5%** 74 → 67	**-10.0%** 1.0 → 0.9	**-68.6%** 376 → 118
	Participant #9 (F) *Normal*	**18**	**+3.5%[1]** 57 → 59	**-11.0%[1]** 0.7 → 0.7	**-93.5%** 820 → 53
	Participant #10 (F)[2] *High normal*	**12**	**+23.0%** 66 → 81	**+37.8%** 1.0 → 1.3	**+1857.2%[3]** 650 → 12722

5 of 6 participants stay within normal LVMI range as of latest visit;
Only exception was participant with previously disclosed myocarditis at 12 months[2]

Improved | Stabilized | Worsened

Note: Participant #7 did not complete 6-month cMRI visit and not included on slide. Normal LVMI range for males: 39-85 g/m^2 and normal LVMI range for females: 30-68 g/m^2.

(1) Indicates 12-month timepoint as 18-month cMRI not performed in SUNRISE-FA.

(2) Approximately 1 year post treatment Participant #10 experienced-flu like symptoms. Laboratory testing and imaging a few weeks later suggested possible focal myocarditis, biomarkers potentially confounded by myocarditis.

(3) Indicates 18-month timepoint.

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All Participants (n=12): Majority Reach or Remain in the Normal Range for LVMI at Latest Visit


LVMI (g/m²) for All Male Participants
120
100
80
60
40
20
0
LVMI (g/m²)
BL
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
21 Mo
24 Mo
Normal Range
Cohort 1 (n=3)
Cohort 2 (n=1)
Cohort 3 (n=1)


LVMI (g/m²) for All Female Participants
120
100
80
60
40
20
0
LVMI (g/m²)
Participant 10
BL
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
21 Mo
24 Mo
Normal Range
Cohort 1 (n=3)
Cohort 2 (n=4)
Cohort 3 (n=0)

Note: Normal LVMI range for males: 39-85 g/m^2 and normal LVMI range for females: 30-68 g/m^2. Participant 7 remote 6-month follow-up, biomarkers unavailable.

(1) For cardiac imaging, abnormal defined as values 2 standard deviations (SD) above mean and high-normal defined as values 1SD above mean for respective gender (from healthy volunteers) as referenced in Kawel-Boehm et al. *J Cardiovasc Magn Reson* (2020) 22:87.

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All Participants (n=12): Improvements in Lateral Wall Thickness and High-Sensitivity Troponin I Observed Across Participants Regardless of Baseline LVMI Change from Baseline (mm) Note: Participant 7 remote 6-month follow-up, biomarkers unavailable. *Participant 10 not included in Hs-TNI chart due to scale. Values are +29% at 6M, +45% at 9M, +2,702% at 12M and +1,857% at 18M. Change in Lateral Wall Thickness Change in High-Sensitivity Troponin I* Change from Baseline (%) Cohort 1 (n=6) Cohort 2 (n=5) Cohort 3 (n=1) Cohort 1 (n=6) Cohort 2 (n=4) Cohort 3 (n=1) Participant 10

All Participants (n=12): Evidence of Functional Improvement Observed Across Participants Over Time Regardless of Baseline Status Change from Baseline (latest visit) Improvement Improvement Modified Friedreich’s Ataxia Rating Scale (mFARS): All Participants Kansas City Cardiomyopathy Questionnaire (KCCQ-12): SUNRISE-FA Participants Change from Baseline (latest visit) Note: Participant 7 remote 6-month follow-up, functional data unavailable. Participant: #8 #12 #13 #11 #10 #4 #5 #9 #3 #1 #2 #6 Month visit: 6 6 6 9 12 18 18 18 21 24 24 24 > 12-month visit Participant: #12 #11 #10 #9 #6 Month visit: 6 9 12 18 24

Interim Data Inform Preliminary Pivotal Trial Design: Registrational Single Arm Study with External Comparator

Pivotal Phase 2 Study Design to Support Accelerated Approval Pathway

Trial Design Elements

- **Dose**: Anticipate 1.2E12 vg/kg (cohort 3) based on safety data from ongoing Phase 1/2 study
- **Key Eligibility Criteria**: FA-CM with abnormal LVMI; LVEF ≥40%
- **Co-Primary Endpoints (AA):**
  - ≥10% LVMI Reduction at 12 months
  - Increase in FXN expression over baseline at 3 months
  - Intend to evaluate endpoints separately
- **Key Secondary Endpoints:** Hs-Troponin I, left ventricular wall thickness, mFARS, KCCQ, event free survival (death/MACE)
- **Immune Suppression:** Prednisone regimen for 14 weeks following LX2006 administration
- **Statistical Plan:** Details to be disclosed following final FDA alignment but intend at least 12 adult participants with 90% power[1]

Adult Cohort

≥16yrs, n=~12-16[1] — 5 Year LTFU

Co-Primary Endpoint Assessment
≥10% LVMI Reduction at 12 months
Increase in FXN expression over baseline (LCMS) at 3 months

Adolescent Cohort
Initiated after >3 months of safety in at least 50% of adults

12-16yrs, n=~3[1] — 5 Year LTFU

Primary Endpoint: Safety

Pediatric Cohort
Initiated after >3 months of safety in adolescents

6-12yrs, n=~3[1] — 5 Year LTFU

Primary Endpoint: Safety

Concurrent Natural History Study: CLARITY-FA

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Note: Abnormal LVMI defined as values 2 standard deviations (SD) above mean for respective gender (from healthy volunteers) as referenced in Kawel-Boehm et al. *J Cardiovasc Magn Reson* (2020) 22:87.
(1) Lexeo internal estimates. FDA alignment on elements of registrational study design but full statistical plan not yet approved.

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Large Unmet Need Remains in FA-CM Across Individuals with Early Signs of Cardiac Dysfunction to Later Stage Hypertrophy

~25%
under 18[(1)]

~60%
Hypertrophy (abnormal LVMI)

~40%
signs of cardiac dysfunction

~75%
Adult[(3)(4)]

~40%
Hypertrophy (abnormal LVMI)

~60%
signs of cardiac dysfunction

12,000
Individuals with FA-CM globally[(2)]

Significant Market Opportunity

- Significant commercial opportunity to impact the leading cause of death in FA
- While planned pivotal study will focus on severe FA-CM, Phase 1/2 results demonstrate the potential of LX2006 to positively impact cardiac health in those with earlier stages of disease
  - **Heart failure guidelines recommend intervention when individuals present with structural or functional cardiac abnormalities** even in the absence of symptomatic heart failure[(5)]
- LX2006 will be studied alongside omaveloxolone, the current standard of care for neurologic symptoms in adults, and may be complementary with other investigational treatment approaches in the future

(1) Norrish G., et al. Friedreich's ataxia-associated childhood hypertrophic cardiomyopathy: a national cohort study. *Archives of disease in childhood*, *107*(5), 450–455, 2022. (2) Friedreich's Ataxia Research Alliance, 2024. (3) Pousset, F. et al. *JAMA Neurol,* 2015;72(11):1334-1341. (4) Clinical Management Guidelines for Friedreich Ataxia. Chapter 4. The heart and cardiovascular system in Friedreich ataxia. 2022. (5) 2022 AHA/ACC/HFSA Guideline for the Management of Heart Failure: A Report of the American College of Cardiology/American Heart Association Joint Committee on Clinical Practice Guidelines

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Summary of Results and Next Steps for LX2006 LX2006 (AAVrh10.hFXN) has been generally well tolerated with no signs of complement activation or other immunogenicity to date All biopsies showed increase in FXN expression at 3 months post treatment; Cohort 3 biopsies achieved mean increase of 115% from baseline Improvements in key clinical parameters observed as of most recent visit in participants with abnormal LVMI at baseline: 5 of 6 participants experienced >10% reduction in LVMI at 12-month timepoint or sooner Reductions in LVMI deepen over time and are supported by improvements in other markers of cardiac structure and health, including lateral wall thickness and high-sensitivity troponin I FDA alignment on accelerated approval pathway and co-primary endpoints of LVMI reduction and frataxin protein expression supported by results to date In Q2’25, beginning enrollment for prospective natural history study to serve as concurrent external control arm for future registrational study Ongoing dialogue with regulators to finalize registrational trial protocol Expect to initiate registrational study by early 2026

Thank you